UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 5, 2015

Aurios Inc.

(Exact name of registrant as specified in its charter)

000-53643

(Commission File Number)

Arizona	26-0685980
(State or other jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

15941 N. 77th Street, Suite #4

Scottsdale, AZ 85260

(Address of principal executive offices)

(480) 998-2943

(Registrant’s telephone number, including area code)

Copies of all communications, including all communications sent to the agent for service, should be sent to:

Blair Krueger, Esq.

Krueger LLP

OTC Attorneys, LLC

5575 La Jolla Boulevard

La Jolla, California 92037

Telephone: (858) 405-7385

blair@OTCattorneys.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

All statements contained in this Current Report or the exhibits furnished with this Current Report, other than statements of historical fact, are forward-looking statements. These statements speak only as of the date of this Current Report and are based on our current plans and expectations, and they involve risks and uncertainties that could cause actual future events or results to be different than those described in or implied by such forward-looking statements. These risks and uncertainties include those relating to: market acceptance of our products and services; length of sales and implementation cycles for our products and services; our relationships with customers and strategic partners; difficulties in integrating acquired businesses; changes in economic, political or regulatory conditions or other trends affecting the internet finance and lending industries; and our ability to attract and retain qualified personnel. Further information about these matters can be found in our Securities and Exchange Commission filings. Except as required by applicable laws or regulations, we do not undertake any obligation to update our forward-looking statements to reflect future events or circumstances.

Item 1.01.	Entry into a Material Definitive Agreement

On March 5, 2015, Aurios Inc., an Arizona corporation (“Aurios”), its wholly-owned Nevada subsidiary corporation, ZipRemit Credit Corp. (“ZipRemit Sub”), and iPayMobil, Inc., an Arizona corporation (“iPayMobil”), entered into a Merger Agreement and Plan of Reorganization (the “Merger Agreement”). The Merger Agreement provides that ZipRemit Sub, a wholly-owned subsidiary of Aurios shall merge with and into iPayMobil, with iPayMobil continuing as the surviving subsidiary (the “Merger”). Thereafter, iPayMobil shall operate as a wholly-owned subsidiary of Aurios. In the Merger, each outstanding share of iPayMobil common stock (and common stock equivalents) shall be converted, respectively, into one share of Aurios common stock (or common stock equivalents) under the terms of the Aurios Amended Articles described below. All outstanding warrants, options or debt conversion rights of iPayMobil shall be exchanged and converted into warrants, options or debt conversion rights of Aurios on equal terms. Prior to the closing of the Merger, Aurios may issue additional shares of Aurios common stock to certain accredited investors who subscribe for shares of Aurios common stock currently being offered only to accredited investors through a private placement memorandum. Shares of Aurios common stock currently outstanding will remain outstanding and will remain unchanged due to the Merger. Prior to closing of the Merger, Aurios shall change its name to “ZipRemit, Inc.” and, upon closing of the Merger, the surviving subsidiary shall continue with the name “ZipRemit Credit Corp.”, and nominees of iPayMobil shall assume control of Aurios’ board of directors. A copy of the press release announcing the Merger is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The Merger Agreement contains customary representations, warranties and covenants that the parties made to each other, including, among others, covenants by each of Aurios and iPayMobil to conduct its business in the ordinary course between the signing of the Merger Agreement and completion of the Merger, and to maintain and preserve its business organizations and relationships during such period, except as contemplated by the Merger Agreement. A copy of the Merger Agreement is filed as Exhibit 2.1 to this Current Report, and is incorporated herein by reference, in order to provide investors and stockholders with information regarding the terms of the Merger Agreement and is not intended to be, and should not be relied upon as, disclosures regarding any facts or circumstances relating to Aurios or iPayMobil. The representations and warranties contained in the Merger Agreement have been negotiated with the principal purpose of establishing the circumstances in which either party may have the right not to consummate the Merger, or a party may have the right to terminate the Merger Agreement, if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocates risk between the parties, rather than establishing matters as facts. In addition, the representations and warranties contained in the Merger Agreement may also be subject to a contractual standard of materiality different from those generally applicable to investors.

Additional Information about the Proposed Transaction and Where to Find It:

In connection with the proposed Merger, Aurios and iPayMobil will file, with the SEC, an information statement/prospectus as part of a Form 8-K or Form 14C public report regarding the proposed transaction. Investors and stockholders are urged to read the information statement/prospectus because it will contain important information about Aurios and iPayMobil and the proposed transaction. Investors and stockholders may obtain a free copy of the definitive information statement/prospectus and other documents when filed by Aurios and iPayMobil with the SEC at www.sec.gov. Investors and stockholders are urged to read the information statement/prospectus and other relevant material when they become available before making any voting or investment decisions with respect to the Merger.

2

Participants in the Merger

Aurios, iPayMobil, their directors and certain officers may be considered participants in the solicitation of certain proxies in connection with the proposed transaction. Information about the directors and officers of Aurios and iPayMobil and their respective interests in the proposed transaction will be set forth or incorporated by reference in the information statement/prospectus that Aurios and iPayMobil will file with the SEC in connection with the proposed Merger. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement/prospectus when it becomes available.

Item 8.01.	Other Events

The board of directors (the “Board”) announced today that Aurios has approved an amendment to the Company’s Articles of Incorporation to (i) increase the Company’s authorized capital stock to 200 million shares, and (ii) change the Company’s name to “ZipRemit, Inc.” (“Aurios Amended Articles”). ZipRemit is registered trademark (“ZipRemit™”) of iPayMobil, Inc. The Board authorized a resolution to provide the Board, in its sole and absolute discretion, the authority to either undertake a reverse stock split of the Company’s capital stock (both common and preferred) at a ratio of between 1-for-1,000 and 1-for-2 at any time on or prior to April 2, 2016 (the “Reverse Stock Split”), or to not complete the Reverse Stock Split. A copy of the Aurios Amended Articles is filed as Exhibit 2.2 to this Current Report. These corporate actions are not dependent on the Merger. Each of these actions is scheduled for approval by a majority of the stockholders of Aurios at its 2014-2015 Annual Meeting of Shareholders of Aurios scheduled to be held on April 6, 2015.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits. The following exhibits are or will be filed herewith:

Exhibit Number	Description

2.1	Merger Agreement and Plan of Reorganization dated March 5, 2015 by and among Aurios Inc., ZipRemit Credit Corp. and iPayMobil, Inc.
2.2	Amended Articles of Incorporation of Aurios Inc.
99.1	Press Release dated March 5, 2015 regarding the Merger

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AURIOS, INC.

Dated: March 5, 2015	By:	/s/ Andrew M. Ling
Andrew M. Ling
President

4

EXHIBIT INDEX

Exhibit Number	Description

2.1	Merger Agreement and Plan of Reorganization dated March 5, 2015 by and among Aurios Inc., ZipRemit Credit Corp. and iPayMobil, Inc.
2.2	Amended Articles of Incorporation of Aurios Inc.
99.1	Press Release dated March 5, 2015 regarding the Merger

5